Exhibit 32.2

                                  CERTIFICATION

     In connection with the Quarterly Report of Graham Packaging Holdings Company on Form 10-Q/A Amendment No. 1 for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John E. Hamilton, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Graham Packaging Holdings Company.

Date:  November 14, 2005


                            By: /s/ John E. Hamilton
                               -----------------------------------
                               John E. Hamilton
                               Chief Financial Officer



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